AMENDMENT NO. 9

TO

SUB-ADVISORY CONTRACT

This Amendment dated as of February 28, 2020, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Adviser") and Invesco Asset Management (India) Private Limited (the "Sub-Adviser").

WHEREAS, the parties agree to amend the Contract to change the name of Invesco Oppenheimer Global Multi-Asset Growth Fund to Invesco Advantage International Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), Invesco Oppenheimer Global High Yield Fund to Invesco High Yield Bond Factor Fund and Invesco Oppenheimer Intermediate Income Fund to Invesco Intermediate Bond Factor Fund, series portfolios of AIM Investment Securities Funds (Invesco Investment Securities Fund) and Invesco Oppenheimer Value Fund to Invesco Comstock Select Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

"EXHIBIT A

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco Floating Rate Fund

Invesco Oppenheimer Capital Appreciation Fund

Invesco Oppenheimer Discovery Fund

Invesco Oppenheimer Equity Income Fund

Invesco Oppenheimer Master Loan Fund

Invesco Oppenheimer Real Estate Fund

Invesco Oppenheimer Senior Floating Rate Fund

Invesco Oppenheimer Senior Floating Rate Plus Fund

Invesco Oppenheimer Short Term Municipal Fund

Invesco Oppenheimer Rochester® Short Duration High Yield Municipal Fund

Invesco Pennsylvania Tax Free Income Fund

Invesco Short Duration High Yield Municipal Fund

AIM Equity Funds (Invesco Equity Funds)

Invesco Oppenheimer Dividend Opportunity Fund

Invesco Oppenheimer Main Street Fund®

Invesco Oppenheimer Main Street All Cap Fund®

Invesco Oppenheimer Rising Dividends Fund

AIM Funds Group (Invesco Funds Group)

Invesco European Small Company Fund

Invesco Small Cap Equity Fund

AIM Growth Series (Invesco Growth Series)

Invesco Convertible Securities Fund

Invesco Oppenheimer International Diversified Fund

Invesco Oppenheimer Main Street Mid Cap Fund®

Invesco Oppenheimer Main Street Small Cap Fund®

Invesco Oppenheimer Master Event-Linked Bond Fund

Invesco Oppenheimer Mid Cap Value Fund

Invesco Oppenheimer Portfolio Series: Active Allocation Fund

Invesco Oppenheimer Portfolio Series: Conservative Investor Fund

Invesco Oppenheimer Portfolio Series: Growth Investor Fund

Invesco Oppenheimer Portfolio Series: Moderate Investor Fund Invesco Peak Retirement™ 2015 Fund

Invesco Peak Retirement™ 2020 Fund

Invesco Peak Retirement™ 2025 Fund

Invesco Peak Retirement™ 2030 Fund

Invesco Peak Retirement™ 2035 Fund

Invesco Peak Retirement™ 2040 Fund

Invesco Peak Retirement™ 2045 Fund

Invesco Peak Retirement™ 2050 Fund

Invesco Peak Retirement™ 2055 Fund

Invesco Peak Retirement™ 2060 Fund

Invesco Peak Retirement™ 2065 Fund

Invesco Peak Retirement™ Now Fund Invesco Quality Income Fund Invesco Small Cap Growth Fund

AIM International Mutual Funds (Invesco International Mutual Funds) Invesco European Growth Fund

Invesco Global Responsibility Equity Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

Invesco International Select Equity Fund

Invesco Oppenheimer Global Focus Fund

Invesco Oppenheimer Global Fund

Invesco Oppenheimer Global Opportunities Fund

Invesco Oppenheimer International Equity Fund

Invesco Oppenheimer International Growth Fund

Invesco Advantage International Fund

Invesco Oppenheimer International Small-Mid Company Fund

AIM Investment Funds (Invesco Investment Funds)

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund Invesco Developing Markets Fund

Invesco Emerging Markets Select Equity Fund Invesco Endeavor Fund

Invesco Global Infrastructure Fund

Invesco Global Market Neutral Fund Invesco Global Targeted Returns Fund Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund Invesco Macro Allocation Strategy Fund Invesco Multi-Asset Income Fund

Invesco Oppenheimer Capital Income Fund Invesco Oppenheimer Developing Markets Fund Invesco Oppenheimer Discovery Mid Cap Growth Fund Invesco Oppenheimer Emerging Markets Innovators Fund Invesco Oppenheimer Emerging Markets Local Debt Fund Invesco Oppenheimer Fundamental Alternatives Fund Invesco Oppenheimer Global Allocation Fund

Invesco Oppenheimer Global Infrastructure Fund Invesco Oppenheimer Global Multi-Asset Income Fund Invesco Oppenheimer Global Strategic Income Fund Invesco Oppenheimer International Bond Fund Invesco Oppenheimer SteelPath MLP Alpha Fund Invesco Oppenheimer SteelPath MLP Alpha Plus Fund Invesco Oppenheimer SteelPath MLP Income Fund Invesco Oppenheimer SteelPath MLP Select 40 Fund

Invesco Oppenheimer Total Return Bond Fund

Invesco U.S. Managed Volatility Fund

AIM Investment Securities Funds (Invesco Investment Securities Fund) Invesco Global Real Estate Fund

Invesco High Yield Fund

Invesco High Yield Bond Factor Fund

Invesco Oppenheimer Government Cash Reserves Fund Invesco Oppenheimer Government Money Market Fund Invesco Intermediate Bond Factor Fund

Invesco Oppenheimer Limited-Term Bond Fund Invesco Oppenheimer Limited-Term Government Fund

Invesco Oppenheimer Master Inflation Protected Securities Fund Invesco Oppenheimer Ultra-Short Duration Fund

AIM Sector Funds (Invesco Sector Funds)

Invesco Oppenheimer Small Cap Value Fund

Invesco Oppenheimer Gold & Special Minerals Fund

Invesco Comstock Select Fund

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund Invesco Limited Term Municipal Income Fund Invesco Municipal Income Fund

Invesco Oppenheimer Intermediate Term Municipal Fund Invesco Oppenheimer Municipal Fund

Invesco Oppenheimer Rochester® AMT-Free Municipal Fund

Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund Invesco Oppenheimer Rochester® California Municipal Fund

Invesco Oppenheimer Rochester® Municipals Fund

Invesco Oppenheimer Rochester® High Yield Municipal Fund

Invesco Oppenheimer Rochester® Limited Term California Municipal Fund Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund Invesco Oppenheimer Rochester® New Jersey Municipal Fund

Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund

AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) Invesco Premier Portfolio

Invesco Premier Tax-Exempt Portfolio

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco Oppenheimer V.I. Capital Appreciation Fund

Invesco Oppenheimer V.I. Conservative Balanced Fund Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund Invesco Oppenheimer V.I. Global Fund

Invesco Oppenheimer V.I. Global Strategic Income Fund Invesco Oppenheimer V.I. Government Money Fund Invesco Oppenheimer V.I. International Growth Fund Invesco Oppenheimer V.I. Main Street Fund®

Invesco Oppenheimer V.I. Main Street Small Cap Fund® Invesco Oppenheimer V.I. Total Return Bond Fund Invesco V.I. American Franchise Fund

Invesco V.I. American Value Fund

Invesco V.I. Balanced-Risk Allocation Fund Invesco V.I. Comstock Fund

Invesco V.I. Core Equity Fund Invesco V.I. Core Plus Bond Fund

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Health Care Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Money Market Fund

Invesco V.I. Government Securities Fund

Invesco V.I. Growth and Income Fund

Invesco V.I. High Yield Fund

Invesco V.I. International Growth Fund

Invesco V.I. Managed Volatility Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Growth Fund

Invesco V.I. S&P 500 Index Fund

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Invesco V.I. Value Opportunities Fund

Invesco Exchange Fund

Invesco Management Trust

Invesco Conservative Income Fund

Invesco Securities Trust

Invesco Balanced-Risk Aggressive Allocation Fund

Short-Term Investments Trust

Invesco Government & Agency Portfolio

Invesco Tax-Free Cash Reserve Portfolio

Invesco Treasury Obligations Portfolio"

2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Adviser

By: /s/ Jeffrey H. Kupor

Name: Jeffrey H. Kupor

Title: Senior Vice President & Secretary

INVESCO ASSET MANAGEMENT (INDIA) PRIVATE LIMITED

Sub-Adviser

By: /s/ Saurabh Nanavati

Name: Saurabh Nanavati

Title: Chief Execurite Officer